Forging Retail Partnerships Through Innovative Products
Copyright 2009

Forward-Looking Statements
 This presentation, including any financial information, contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of
 1995, as amended. These statements are based on the Company’s and its subsidiaries’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. CHDT undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation and risks associated with any investment in CHDT, which is a small business concern and a "penny stock company” and, as such, a highly risky investment suitable for only those who can afford to lose such investment, should be evaluated together with the many uncertainties that affect CHDT's business, particularly those mentioned in the cautionary statements in current and future CHDT's SEC Filings..

The Company
 CHDT Corporation is a management company
 with operating subsidiaries focused on
 designing and manufacturing consumer
 packaged goods for the North American and
 European retail markets.

CHDT CORPORATION

CAPSTONE INDUSTRIES

CAPSTONE™ LIGHTING

Eco-i-Lite
ALWAYS WITHIN REACH

blackbox innovations

STP
STPTOOLS.com

Operating Subsidiaries/Brands

Consumer Product Lines
 • Book lights, Task lights and Eco-i-Lites™
 •STP®-branded tools and automotive accessories
 • “Personal Pocket Safe”™ and “Secret Diary”™
 and Safe Mouse™

Book lights

ENERGY STAR

Powered by an ENERGY STAR qualified battery charger for a better environment

6 LED HANDHELD LIGHT
MULTI-FUNCTION
POWER FAILURE LIGHT
Eco-i-Lite
ALWAYS WITHIN REACH

POWER FAILURE LIGHT
TURNS ON AUTOMATICALLY WHEN POWER GOES OUT
Eco-i-Lite
2 PACK
MULTI-FUNCTION
HANDHELD LIGHT
NIGHTLIGHT BASE

6 LED HANDHELD LIGHT
MULTI-FUNCTION
POWER FAILURE LIGHT
Eco-i-Lite
ALWAYS WITHIN REACH

Eco-i-Lite™

Capstone Lighting

12
9
3
STP
6

STP

81
Kennington
MAHINDRA
STP
STPTOOLS.com
81
STPTOOLS.com

NASCAR
Sponsor

Nationwide
STP
STPTOOLS.com
81
CHARGER

Full line of Lithium Powered Tools
Popular Automotive Accessories
STP® Tools and Auto Accessories

Personal Pocket Safe

Secret Diary
tâke
It's FRIDAY!

Personal Pocket Safe™
Secret Diary™
Black Box Innovations
Safe Mouse™

 Automotive  Checkers, Kragen
 Auto, Murray’s, and Shucks
Book  Barnes & Noble
Catalog Fingerhut, Smarthome
Mass Meijer, Target, Walmart, Sears
Office Staples
Online Amazon.com,
 Peformancewarehouse.com
 takeanyware.com
Shopping network QVC
Warehouse Clubs BJ’s, Costco,and Sam’s Club
Distribution Channels

Walmart
Target
Book Light Promotions

CAPSTONE LIGHTING
LED Booklights
2 PACK
• 4 Ultra Bright LEDs in Each Booklight
• Three Level Control Switch OFF•LOW•HI
• Adjustable Arm Swivel Lighthead
• 6 "AAA" Alkaline Batteries Included
• 2 Handy Pouches Included

CAPSTONE LIGHTING
LED Booklights
2 PACK
Adjustable booklight arm positions the light where you want it
Swivel lighthead for maximum light at just the right angle
Non-glare energy saving LEDs illuminate 2 pages
4 ultra bright LEDs never need replacing
Sturdy smooth clip secures to most reading materials
Easy slide open battery compartment uses 3 "AAA" alkaline batteries (included)
Three Level Control Switch OFF•LOW•HI

Costco Back to School

$69.44
$19.87
$49.88
CORDLESS SCREWDRIVER
BLACK MAX
24V CORDLESS
1/2" Drill/Driver
MICHELIN
CORDLESS 1/2" DRILL/DRIVER 24V

STP® Tools at Sam’s Club

18.99
24.49
LED

2PACK
MULTI-FUNCTION
HANDHELD LIGHT
POWER FAILURE LIGHT
2 LEDs
NIGHTLIGHT BASE
Eco-Lite
ALWAYS WITHIN REACH
LED Bulbs
SAVES MONEY
NEW

Eco-i-Lite™ at Costco

Eco-i-Lite in Sam's Club

POWER FAILURE LIGHT
TURNS ON AUTOMATICALLY WHEN POWER GOES OUT
Eco-i-Lite
$29.81
$24.88
$14.86
STORAGE CABINET
BLACK&DECKER
MP3 WORKSITE RADIO
LED

Mini Eco-i-Lite

NEW TECHNOLOGY
LED Bulbs
Mini Eco-i-Lite
POWER FAILURE LIGHT

***Mini* Eco-i-Lite™**Power Failure Light.

<u>MULTI-FUNCTION</u>

When the power goes out ***Mini*** Eco-i-Lite™ automatically turns on!

3 LED Handheld Light comes out of the charging base effortlessly.

LED Nightlight with auto sensor turns on automatically when the room or space is dark or can be left on at all times.

New technology Induction Charging base is safe and reliable with low energy consumption.

Environmentally friendly Lithium Ion battery and LED bulbs require no replacement.

NEW TECHNOLOGY
LED Bulbs
Mini Eco-i-Lite
POWER FAILURE LIGHT

Mini Eco-i-Lite

Capstone Industries • Deerfield Beach, FL 33442
P 954-570-8889 • F 954-570-6678
rg@capstoneindustries.com

Be Prepared!

Blizzards, Floods, Hurricanes, Ice Storms, Thunderstorms, Tornados…Blackouts, Brownouts

O, The Oprah Magazine - “O List”, September
2008 (circulation: 2,405,177)
New York Times - “Circuits” section, August 14,
2008(circulation: 1,077,256)
nytimes.com - August 14, 2008 (Nielsen Net Rating:
15,086,201)
Family Circle - Holiday Gift Guide, Expected
December 2008 (circulation: 4,011,530)
Popular Science, July 2008 (circulation: 1,364,865)
Laptop Magazine, July 2008 (circulation: 98,471)
oprah.com, August 14, 2008 (Nielsen 2,828,716)
And more…
PPS In the News

the O list

take

* Better Safe Than Sorry

For all its bells and whistles — government-grade encryption technology, DataLock PIN-pad protection — this "smart" drive with USB compatibility is shockingly easy to use and a totally safe haven for all your personal data. The James Bond feature: It destroys its contents upon forced entry. (*$65, Take; takeanymore.com*)

* Gym Dandy

Here's a bag that's got everything from a detachable shoulder strap to a mesh water bottle pocket to a shoe compartment. All you have to provide are the stomach crunches. (*$[illegible], nike.com*)

* On Guard

This lock practically hisses, "Don't even think about going near my bike!" (*$[illegible] each; [illegible].com*)

* Cheese, Glorious Ch[illegible]

We see two good options here: You [illegible] try spreading the velvety goat chee[illegible] sprinkled with bl[illegible] truffles on a [illegible] or you can try sp[illegible] it over a [illegible] Either way, it's [illegible] sublime. (*$29 for [illegible] quarter of a pound [illegible]*)

For a complete archive of "O List" picks, go to [illegible]

94 SEPTEMBER 2007

The O List, Oprah Magazine
“Better Safe
Than Sorry”

The New York Times

© 2008 The New York Times

THURSDAY, AUGUST 14, 2008

THE NEW YORK TIMES, THURSDAY, AUGUST 14, 2008

Circuits

The New York Times

The Tâke Personal Pocket Safe from Blackbox [illegible] critical digital information, including credit card and bank account numbers and all your passwords.

The "safe" is a U.S.B. drive with a numeric keypad and encryption. After you enter your four-digit code, you have 30 seconds to insert the device into a computer before it locks. It also locks if it sits idle in the computer for more than three minutes.

All the necessary software is on the drive, and it can be used on any PC without leaving a trace. The software has forms that can be filled out with [illegible] account data and so forth. The drive is available for $49 at www.takeanyware.com.

If you forget your code and haven't registered it on the company's secure Web site, there is no way for you to retrieve the data. The company also protects the hardware from being hacked. If you try to remove the flash memory chip, it will stop working — with more of a whimper than a Mission Impossible-style bang.

STEPHEN C. MILLER

tâke

The New York Times
“A pocket Size Digital
Security Guard that Keeps Your
Numbers Secret”

DESIGN &
ENGINEERING
SHOWCASE
HONORS

INNOVATIONS

INTERNATIONAL CES®

2009

• Black Box Innovations has
been awarded an international
CES Innovations Design and
engineering award for the
Personal Pocket Safe™.
Products are judged by a
preeminent panel of independent
industrial designers, engineers
and members of the trade press
to honor outstanding design and
engineering in cutting edge
consumer electronics products.
Personal Pocket Safe™ Named CES Innovations 2009 Design
and Engineering Award

Generated over 1,900 website mentions including many
international sites:
 The Wall Street Journal Online(Germany)
 Coolhunting.com Digg.com
 Giantrealm.com  Applescope.com
 Gizmodo.com  ubergizmo.com
 Kaboodle.com  Blogowogo.com
 Mydigitallife.com  gadgetsclub.com
 sphere.com jaiku.com
 slipperybrick.com bloglog.org
 Myspace News Hatena (Japan)
Internet Coverage

Market Opportunity
We bring new ideas and concepts through innovation
 and new technology within the following guidelines:
• Designed for the shopper and consumer for common
 uses and tasks.
• Represent a compelling value
• Has reasonable profit and profit margin opportunity
• Acceptable market penetration costs

2008 Financial Highlights
• 2008 Revenues of $6,745,000
• An increase of 144% vs. 2007
• 2009 1st Q revenue increase 197% from
 $550,000 to $1,710,574

Financial Performance
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
-1,000,000
-2,000,000
Revenues
2006
2007
2008
1Q 2009
Year
Revenues
Loss

Revenue and Income

Keys to Success
• Experienced management in consumer products
• Proprietary products and new technologies
• Speed to market
• Low overheads
• 100 years experience in China.

Financial Results 2006-2009
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
-1,000,000
-2,000,000
Revenue/Income
2006
2007
2008
1Q 2009
Years
Revenues
Income/Losses

USBB:CHDO
0.03
0.025
0.02
0.015
0.01
May 08
Jul 08
Sep 08
Nov 08
Jan 09
Mar 09
(c) www.advfn.com

Revenue versus Share Price

Forging Retail Partnerships Through Innovative Products
 For more information
 CHDT Corp.
 Howard Ullman, Chairman
 Stewart Wallach, CEO
 Jill Mohler, Secretary
 350 Jim Moran Blvd Suite 120
 Deerfield Beach, Florida 33442
 954-252-3440 fax 954-252-3442
www.chdtcorp.com www.capstoneindustries.com www.stptools.com www.takeanyware.com